UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  August 9, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-25675                74-3055158
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01      ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On August 9, 2007, George Middlemas, a Director of the Registrant, resigned his position as Director of the Registrant.

     On  August  13,  2007,  Braden  Waverley,  the Registrant's Chief Executive
Officer and a Director of the Registrant, resigned as a Director of the Registrant and additionally resigned as Chief Executive Officer of the Registrant. In connection with Mr. Waverley's resignation as the Registrant's Chief Executive Officer, the Registrant entered into a Separation Agreement with Mr. Waverley on August 13, 2007, pursuant to which the Registrant will release Mr. Waverley from any and all non-solicitation and non-competition restrictions set forth in his employment agreement, and will take such measures (subject to the fiduciary duties of its officers and directors) to ensure the continued effectiveness of the Registrant's director and officer liability insurance policy (the "D&O Policy"), and Mr. Waverley will waive all severance payments and continuation of benefits Mr. Waverley is entitled to receive under his employment agreement and will waive all accrued but unused vacation or paid time off days. The registrant will also repay all expenses incurred on its behalf by Mr. Waverley. The Registrant and Mr. Waverley have also mutually released each other from claims related to Mr. Waverley's employment agreement or Mr. Waverley's employment by the Registrant.

     On August 13, 2007, Martin T. Johnson, the Registrant's Chief Financial Officer, resigned his position of Chief Financial Officer of the Registrant. In connection with Mr. Johnson's resignation as the Registrant's Chief Financial Officer, the Registrant entered into a Separation Agreement with Mr. Johnson on August 13, 2007, pursuant to which the Registrant will release Mr. Johnson from any and all non-solicitation and non-competition restrictions set forth in his employment agreement, and will take such measures (subject to the fiduciary duties of its officers and directors) to ensure the continued effectiveness of the Registrant's director and officer liability insurance policy (the "D&O Policy"), and Mr. Johnson will waive all severance payments and continuation of benefits Mr. Johnson is entitled to receive under his employment agreement and will waive all accrued but unused vacation or paid time off days. The registrant will also repay all expenses incurred on its behalf by Mr. Johnson. The Registrant and Mr. Johnson have also mutually released each other from claims related to Mr. Johnson's employment agreement or Mr. Johnson's employment by the Registrant.

     On August 14, 2007 Mr. Johnson entered into a Consulting Agreement with the Registrant pursuant to which the Registrant engaged Mr. Johnson to provide services in connection with the sale of the Registrant's business or substantially all of its assets and other duties or assignments as assigned by the Registrant. In consideration of the services rendered the Registrant will pay Mr. Johnson $96 per hour for hours actually worked and will reimburse Mr. Johnson for expenses incurred on the Registrant's behalf. The Consulting Agreement has a term of one year and is subject to renewal upon the mutual agreement of Mr. Johnson and the Registrant.

ITEM  8.01     OTHER  EVENTS.

     The Registrant has through August 6, 2007 received financing under its secured demand promissory note financing arrangement with Apex Investment Fund V, L.P. totaling $1,825,000.

     The Registrant continues to work with First Analysis Securities Corporation whose engagement is now solely focused on the sale of the Registrant or the sale of substantially all of the assets of the Registrant. Mr. Braden Waverley, former Chief Executive Officer, and Mr. Martin T. Johnson, former Chief Financial Officer, have agreed to assist the Registrant, as independent consultants, in this sale process if requested by the Registrant. There can be no assurance that the Registrant will obtain funding on a timely basis or that the Registrant will successfully consummate a strategic transaction.

     Because of the departure of the Registrant's Chief Executive Officer and Chief Financial Officer and because of the Registrant's current critical cash availability situation and the necessity to conserve cash to maintain the value of the business for a possible sale of the business or substantially all of its assets, the Registrant will not be filing its financial statements on Form 10-QSB for the period ended June 30, 2007 at this time.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

       (a)  Financial  statements  of  business  acquired.  Not  applicable.
            ---------------------------------------------

       (b)  Pro forma  financial  information.  Not  applicable.
            ---------------------------------

       (c)  Shell company  transactions.  Not  applicable
            ----------------------------

       (d)  Exhibits.
            --------

                10.1 Separation Agreement dated August 10, 2007, between the Registrant and Braden Waverley.

                10.2 Separation Agreement dated August 13, 2007, between the Registrant and Martin T. Johnson.

                10.3 Consulting Agreement dated August 14, 2007, between the Registrant and Martin T. Johnson.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PATRON SYSTEMS, INC.


Date: August  14,  2007                By:  /s/  Robert Cross
                                            -----------------------------------
                                            Robert Cross
                                            Chairman of the Board of Directors
                                            and Acting  Chief  Executive
                                            Officer

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     -----------

10.1 Separation Agreement dated August 10, 2007, between the Registrant and Braden Waverley.

10.2 Separation Agreement dated August 13, 2007, between the Registrant and Martin T. Johnson.

10.3 Consulting Agreement dated August 14, 2007, between the Registrant and Martin T. Johnson.


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